Exhibit 10.1

AMENDMENT NO. 2 TO FORRESTER RESEARCH, INC. EMPLOYEE

RETENTION PLAN

This Amendment No. 2 (“Amendment 2”) to the Forrester Research, Inc. Employee Retention Plan, as amended (the “Plan”) is made as of the 14th day of May 2013 (“Amendment 2 Effective Date”).

1.	This Amendment 2 amends the Plan as provided herein. Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Plan. Except as expressly set forth herein, the terms and conditions of the Plan shall remain in full force and effect in accordance with their terms. From and after the Amendment 2 Effective Date, reference to the Plan shall mean the Plan as amended by this Amendment 2.

2.	Paragraph b of Section 8 of the Plan is amended by striking 2013 and replacing it with 2015.

3.	Paragraph a of Section 16.1 of the Plan is amended by striking 2013 and replacing it with 2015.

FORRESTER RESEARCH, INC.

By:	/s/ Michael Doyle
(Signature)

Michael Doyle
(Print or Type Name)

Chief Financial Officer
(Title)